SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2013

WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On June 25, 2013, Walgreen Co. issued a press release announcing financial results for the quarter ended May 31, 2013. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated in this Item 2.02 by reference.

This information, including exhibits attached hereto and the information under Item 7.01 below, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 7.01                      Regulation FD Disclosure.

In addition to issuing a press release, Walgreen Co. is also conducting a conference call and webcast regarding results for the quarter ended May 31, 2013.  Slides prepared for the purposes of the conference call are available on the Walgreens investor relations website at http://investor.walgreens.com.

Item 9.01                      Financial Statements and Exhibits.

The following exhibit is being furnished as part of this Form 8-K:

Exhibit Number	Exhibit Title

99.1	Press Release issued by Walgreen Co. on June 25, 2013, announcing results for the quarter ended May 31, 2013.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: June 25, 2013	By:	/s/ Wade D. Miquelon
Name: Wade D. Miquelon
Title: Executive Vice President, Chief Financial Officer and President International (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release issued by Walgreen Co. on June 25, 2013, announcing results for the quarter ended May 31, 2013.